Selling, general and administrative expenses	12 Months Ended
Dec. 31, 2024
Analysis of income and expense [abstract]
Selling, general and administrative expenses
2.3 Selling, general and administrative expenses

	Year ended December 31,
(CHF in millions)	2024	2023	2022

Distribution expenses	(288.3)	(239.5)	(151.0)
Selling expenses	(168.2)	(133.3)	(85.5)
Marketing expenses	(276.6)	(195.8)	(130.2)
Share-based compensation	(71.5)	(31.8)	(33.8)
General and administrative expenses	(389.5)	(286.6)	(199.3)
Selling, general and administrative expenses	(1,194.2)	(887.0)	(599.8)

The increase in marketing expenses is in line with the higher net sales, with additional increases primarily due to higher marketing spend on upper funnel brand building initiatives and brand partnerships. The overall increase in general and administrative expenses are in line with the higher net sales, with additional increases primarily due to higher expenses for software related projects and higher personnel related expenses. The overall increase in share-based compensation was driven by grants issued during fiscal years 2024 and 2023 as well as increased provisions for equity related social charges.
In 2024, selling, general and administrative expenses include depreciation and amortization of non-current assets in the amount of CHF 95.1 million (2023: CHF 57.1 million, 2022: CHF 40.0 million). Depreciation charges for production tools in the amount of CHF 9.4 million (2023: CHF 7.7 million, 2022: CHF 6.4 million) are reported in cost of sales within the consolidated statements of income.
Total personnel expenses, excluding any costs related to share-based compensation, amount to CHF 285.7 million in 2024, CHF 206.6 million in 2023 and CHF 142.1 million in 2022, respectively.